Marketable securities, commodities, time deposits, derivative financial instruments and cash and cash equivalents (Details 1) - USD ($) $ in Millions	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Cash and cash equivalents [abstract]
Current accounts	$ 2,585	$ 3,207
Time deposits and short term investments with original maturity less than 90 days	8,874	10,186
Total cash and cash equivalents	$ 11,459	$ 13,393	$ 7,517	$ 12,407